Exhibit 10.31

October 4, 2005
Canadian Imperial Bank of Commerce
 as Administrative Agent under the Pledge Agreement
 as hereinafter defined
Ladies and Gentlemen:
     Reference is made to the Pledge Agreement dated as of March 19, 2004, as amended by Amendment No. 1 dated as of January 12, 2005 (the “Pledge Agreement”), between ITC Holdings Corp. and Canadian Imperial Bank of Commerce, as Administrative Agent. Subject to your agreement as evidenced by your signature below, we hereby agree Annex I to the Pledge Agreement is hereby amended by substituting therefore Annex I hereto.

Very truly yours, ITC HOLDINGS CORP.
By:	____________________________
	Name:	Daniel J. Oginsky
	Title:	Vice President — General Counsel

Accepted:
CANADIAN IMPERIAL BANK OF COMMERCE,
  as Administrative Agent

By:
Name:
Title:

Annex I
PLEDGED STOCK

Issuer	Certificate	Registered	Number of	Percentage of Issued &
	No.	Owner	Shares	Outstanding Shares
International Transmission Company	2	ITC Holdings Corp.	67	6 and 2/3%

International Transmission Company	4	ITC Holdings Corp.	33	3 and 1/3%

International Transmission Company	6	ITC Holdings Corp.	33	3 and 1/3%

International Transmission Company	8	ITC Holdings Corp.	25	2 and 1/2%

International Transmission Company	10	ITC Holdings Corp.	8	4/5%

Total			166	16 3/5%